UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2023

Semiannual Report

to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Contents

4	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Annual Meeting of Stockholders
28	Additional Information

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The European Equity Fund, Inc.

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The United States, the European Union (EU), the United Kingdom, and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

As of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

The European Equity Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2023, the total return of The European Equity Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 14.52% based on net asset value and 15.24% based on market price. During the same period, the return of the Fund’s benchmark, the MSCI Europe Index, was 13.59%.1 The Fund’s discount to net asset value averaged 13.66% for the period from January 1, 2023 to June 30, 2023, compared with 14.66% for the same period a year earlier.

After the decline seen in 2022, the first half of 2023 saw European equities move higher while experiencing reduced volatility. The first quarter started on a positive note as falling European natural gas prices helped allay fears about a potential recession. This was reflected across various sentiment indicators, with consumer confidence rising. In addition, the continued reopening of China’s economy as restrictions were eased boosted hopes for global growth broadly. As a result of the brighter macroeconomic outlook, European equities posted their strongest January return since 2015.

However, the tone in markets became more negative in February, as core eurozone inflation for January was gauged at a record high of 5.3%. By March, persistently high inflation led to a ratcheting upward of investor expectations with respect to the level at which central bank policy rates would ultimately peak. This dynamic was reversed in the wake of the collapse of Silicon Valley Bank in the U.S. on March 10, 2023, which raised fears of a broader financial system contagion. Soon after, Credit Suisse came under investor scrutiny and saw large deposit outflows, which culminated in a purchase by UBS that included guarantees from the Swiss government. These developments led to significant market volatility as investors speculated as to whether central banks globally might pause their current rate hiking cycles given heightened recession risks.

Entering the second quarter, investors continued to speculate as to the likelihood of further bank failures. Indeed, early May saw First Republic Bank become the third U.S. bank to fail. However, the resulting financial turmoil proved relatively isolated, and by June equity volatility measures had fallen to their lowest levels since the beginning of the pandemic in March of 2020.

4	|	The European Equity Fund, Inc.

Core euro zone inflation for June came in at 5.4%, only slightly beneath the 5.7% peak seen in March. With the financial system appearing to be on relatively stable footing, central banks maintained their focus on moving policy rates higher to rein in inflation. The European Central Bank hiked its overnight lending rate by twenty-five basis points in both May and June, taking the deposit facility rate to 3.5%.

With respect to the Fund’s performance relative to the benchmark, positive contributions were led by positioning in information technology based on both an overweight to and selection within the sector. In terms of individual holdings, overweights to semiconductor companies Infineon Technologies AG and STMicroelectronics NV explain the bulk of the outperformance, with gains driven by strong fundamentals based on robust demand in the first quarter of 2023.

Positioning in materials was the next most significant contributor to relative performance. Most notably, shares of building materials companies CRH PLC and Sika AG enjoyed a recovery helped by lower energy and raw materials costs.

The Fund continued to be meaningfully overweight in the industrials sector. In this vein, shares of French building products company Cie de Saint Gobain and transportation and logistics companies Deutsche Post AG (Germany) and DSV A/S (Denmark) rebounded after a difficult 2022.

On the negative side, the Fund’s underweight allocation to the consumer discretionary sector and security selection within utilities weighed on relative performance.

Sector Diversification (As a % of Equity Securities)	6/30/23	12/31/22
Financials	21%	18%
Industrials	16%	16%
Health Care	15%	16%
Information Technology	9%	10%
Consumer Discretionary	9%	9%
Materials	8%	10%
Consumer Staples	8%	6%
Communication Services	7%	7%
Energy	4%	6%
Utilities	3%	2%
	100%	100%

The European Equity Fund, Inc.	|	5

Market Outlook

We are entering the second half of the year in a somewhat cautious stance, given stubbornly high core inflation even as both the U.S. and E.U. economies seem likely to be entering a soft patch. Moreover, China’s post-pandemic recovery is proving slower than hoped. While the emergence of applications for artificial intelligence may continue to boost the market’s aggregate performance, this is unlikely in our view to compensate over the near term for the current range of cyclical headwinds.

In this context, we have become more constructive on the consumer staples sector, most notably the beverages segment where we expect gross margins for brewers to be supported by a lower cost of goods sold. Brewers have recently underperformed and their relative valuation versus spirits has become more attractive.

The communication services sector remains among our favorites as well, as a more consolidated competitive environment in most European countries has resulted in improved pricing power and reduced need for capital expenditures.

Within the financials sector, we maintain a positive view of European banks. Net interest income for lenders has enjoyed robust growth

Ten Largest Equity Holdings at June 30, 2023 (30.5% of Net Assets)		Country	Percent
1.	Novo Nordisk A/S	Denmark	4.3%
2.	HSBC Holdings PLC	United Kingdom	3.4%
3.	Nestle SA	Switzerland	3.3%
4.	ASML Holding NV	Netherlands	3.1%
5.	Allianz SE	Germany	3.0%
6.	ING Groep NV	Netherlands	3.0%
7.	Compass Group PLC	United Kingdom	2.7%
8.	TotalEnergies SE	France	2.7%
9.	AXA SA	France	2.5%
10.	Roche Holding AG	Switzerland	2.5%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The European Equity Fund, Inc.

resulting from the combination of a higher interest rate regime and deposit rates that are only gradually moving higher to reflect the hiking of short-term interest rates by central banks. At the same time, credit quality has shown no significant signs of deterioration.

Within consumer discretionary, we are positioned for a recovery of the global auto industry after an extraordinary three-year period during which vehicle deliveries have fallen well short of meeting consumer demand. As supply constraints continue to gradually ease, we expect release of this pent-up demand to benefit auto manufacturers.

As for the industrials sector, the deterioration in leading indicators including the U.S. purchasing managers’ index has led us to avoid capital goods companies while favoring the more stable commercial & professional services sub-sector. Finally, within materials, we remain cautious with respect to metals & mining companies pending signs of a more robust Chinese economy.

Sincerely,

Christian Strenger	Juan Barriobero de la Pisa	Hepsen Uzcan
Chairman	Portfolio Manager	Director, President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

[1]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

The European Equity Fund, Inc.	|	7

Performance Summary	June 30, 2023 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/23

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	14.52	22.60	5.84	6.47
Market Price(a)	15.24	23.13	5.25	5.98
MSCI Europe Index(b)	13.59	21.81	5.19	5.70

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any, at market prices pursuant to the dividend reinvestment plan. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2023 was 1.42%.

8	|	The European Equity Fund, Inc.

[b]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 6/30/23	As of 12/31/22
Net Asset Value	$10.05	$8.81
Market Price	$8.61	$7.50

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/23:
Income Distribution	$0.03

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The European Equity Fund, Inc.	|	9

Schedule of Investments	as of June 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 94.8%
France 21.9%

Banks 1.1%
BNP Paribas SA	12,269	772,539

Beverages 1.4%
Pernod Ricard SA	4,349	960,251

Building Products 1.8%
Cie de Saint-Gobain	20,284	1,233,183

Construction & Engineering 1.9%
Vinci SA	11,305	1,311,945

Financial Services 0.8%
Worldline SA 144A*	16,049	586,513

Insurance 2.5%
AXA SA	59,773	1,762,202

IT Services 1.4%
Capgemini SE	5,015	949,469

Media 1.1%
Vivendi SE	85,716	786,025

Oil, Gas & Consumable Fuels 2.7%
TotalEnergies SE	32,509	1,863,637

Personal Care Products 1.3%
L’Oreal SA	1,926	897,368

Pharmaceuticals 2.1%
Sanofi	13,278	1,422,424

Professional Services 1.7%
Bureau Veritas SA	24,231	664,012
Teleperformance	3,059	512,072

		1,176,084

Textiles, Apparel & Luxury Goods 2.1%
LVMH Moet Hennessy Louis Vuitton SE	1,510	1,421,584
Total France (Cost $14,960,864)		15,143,224

Germany 17.0%

Air Freight & Logistics 2.0%
Deutsche Post AG (Registered)	28,471	1,389,270

Diversified Telecommunication Services 2.1%
Deutsche Telekom AG (Registered)	67,282	1,466,197

The accompanying notes are an integral part of the financial statements.

10	|	The European Equity Fund, Inc.

	Shares	Value ($)

Independent Power & Renewable Electricity Producers 1.7%
RWE AG	26,621	1,157,859

Insurance 3.0%
Allianz SE (Registered)	8,894	2,068,565

Interactive Media & Services 1.2%
Scout24 SE 144A	12,841	813,599

Pharmaceuticals 1.7%
Merck KGaA	7,201	1,190,512

Semiconductors & Semiconductor Equipment 1.5%
Infineon Technologies AG	25,144	1,036,427

Software 1.4%
SAP SE	7,220	985,640

Textiles, Apparel & Luxury Goods 0.8%
adidas AG	3,033	588,221

Trading Companies & Distributors 1.6%
Brenntag SE	13,880	1,081,117
Total Germany (Cost $10,656,580)		11,777,407

United Kingdom 14.6%

Banks 3.4%
HSBC Holdings PLC	293,810	2,321,813

Commercial Services & Supplies 1.3%
Rentokil Initial PLC	115,540	903,207

Hotels, Restaurants & Leisure 2.7%
Compass Group PLC	67,024	1,875,976

Media 1.2%
Informa PLC	91,341	842,912

Oil, Gas & Consumable Fuels 1.6%
Shell PLC	36,870	1,097,823

Pharmaceuticals 1.8%
AstraZeneca PLC	8,552	1,225,752

Professional Services 1.6%
RELX PLC	33,069	1,101,711

Trading Companies & Distributors 1.0%
Ashtead Group PLC	10,049	695,377
Total United Kingdom (Cost $7,601,032)		10,064,571

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	11

	Shares	Value ($)
Switzerland 12.8%

Chemicals 3.0%
DSM-Firmenich AG*	9,121	981,279
Sika AG (Registered)	3,834	1,095,612

		2,076,891

Food Products 3.3%
Nestle SA (Registered)	18,952	2,278,984

Health Care Equipment & Supplies 1.3%
Straumann Holding AG (Registered)	5,467	886,830

Life Sciences Tools & Services 1.4%
Lonza Group AG (Registered)	1,597	951,989

Pharmaceuticals 2.5%
Roche Holding AG	5,563	1,700,358

Semiconductors & Semiconductor Equipment 1.3%
STMicroelectronics NV	18,529	921,018
Total Switzerland (Cost $9,110,305)		8,816,070

Netherlands 11.1%

Automobiles 1.1%
Stellantis NV	43,160	757,569

Banks 4.0%
ABN AMRO Bank NV (CVA) 144A	45,433	705,280
ING Groep NV	153,605	2,067,450

		2,772,730

Beverages 1.8%
Heineken NV	11,801	1,212,446

Entertainment 1.1%
Universal Music Group NV	35,928	797,595

Semiconductors & Semiconductor Equipment 3.1%
ASML Holding NV	2,940	2,126,404
Total Netherlands (Cost $5,240,488)		7,666,744

Denmark 6.4%

Air Freight & Logistics 1.2%
DSV A/S	3,785	794,641

Electric Utilities 0.9%
Orsted A/S 144A	6,567	620,371

Pharmaceuticals 4.3%
Novo Nordisk A/S ‘‘B’’	18,535	2,985,434
Total Denmark (Cost $2,447,838)		4,400,446

The accompanying notes are an integral part of the financial statements.

12	|	The European Equity Fund, Inc.

	Shares	Value ($)
Sweden 4.6%

Banks 3.2%
Svenska Handelsbanken AB ‘‘A’’	90,776	758,833
Swedbank AB ‘‘A’’	85,000	1,430,300

		2,189,133

Machinery 1.4%
Atlas Copco AB ‘‘A’’	68,091	979,119
Total Sweden (Cost $2,857,283)		3,168,252

Ireland 3.7%

Construction Materials 2.4%
CRH PLC	30,037	1,654,752

Containers & Packaging 1.3%
Smurfit Kappa Group PLC	26,343	877,358
Total Ireland (Cost $2,932,789)		2,532,110

Spain 1.9%

Banks 1.9%
Banco Santander SA (Cost $1,404,728)	361,862	1,336,247

Australia 0.8%

Metals & Mining 0.8%
BHP Group Ltd. (Cost $205,682) (a)	19,816	589,402
Total Common Stocks (Cost $57,417,589)		65,494,473

Preferred Stocks 2.2%
Germany 2.2%

Automobiles 2.2%
Porsche Automobil Holding SE*	12,572	756,508
Volkswagen AG	5,686	762,579

		1,519,087
Total Germany (Cost $2,520,052)		1,519,087
Total Preferred Stocks (Cost $2,520,052)		1,519,087

Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 5.13% (Cost $1,593,223) (b)	1,593,223	1,593,223

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $61,530,864)	99.3	68,606,783
Other Assets and Liabilities, Net	0.7	464,071

Net Assets	100.0	69,070,854

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	13

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:

Value ($) at 12/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 5.03% (b) (c)
—	0 (d)	—	—	—	6,313	—	—	—
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 5.13% (b)
1,312,005	4,498,116	4,216,898	—	—	35,741	—	1,593,223	1,593,223
1,312,005	4,498,116	4,216,898	—	—	42,054	—	1,593,223	1,593,223

*	Non-income producing security.

(a)	BHP Group PLC is domiciled in Australia and is listed on the London Stock Exchange.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

14	|	The European Equity Fund, Inc.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)
France	$15,143,224	$—	$—	$15,143,224
Germany	13,296,494	—	—	13,296,494
United Kingdom	10,064,571	—	—	10,064,571
Switzerland	8,816,070	—	—	8,816,070
Netherlands	7,666,744	—	—	7,666,744
Denmark	4,400,446	—	—	4,400,446
Sweden	3,168,252	—	—	3,168,252
Ireland	2,532,110	—	—	2,532,110
Spain	1,336,247	—	—	1,336,247
Australia	589,402	—	—	589,402
Short-Term Instruments (e)	1,593,223	—	—	1,593,223
Total	$68,606,783	$—	$—	$68,606,783

(e)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	15

Statement of Assets and Liabilities

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $59,937,641)	$67,013,560
Investment in DWS Central Cash Management Government Fund (cost $1,593,223)	1,593,223
Foreign currency, at value (cost $209,896)	205,889
Receivable for investments sold	394,703
Dividends receivable	42,981
Foreign taxes recoverable	292,160
Interest receivable	7,018
Other assets	33,374
Total assets	69,582,908

Liabilities
Payable for investments purchased	349,518
Investment advisory fee payable	30,622
Payable for Directors’ fees and expenses	29,645
Administration fee payable	11,135
Accrued expenses and other liabilities	91,134
Total liabilities	512,054
Net assets	$69,070,854

Net Assets Consist of
Distributable earnings (gain)	6,722,408
Paid-in capital	62,348,446
Net assets	$69,070,854

Net Asset Value

Net assets value per share ($69,070,854 ÷ 6,872,132 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$10.05

The accompanying notes are an integral part of the financial statements.

16	|	The European Equity Fund, Inc.

Statement of Operations

for the six months ended June 30, 2023 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $199,272)	$1,456,862
Income distributions — DWS Central Cash Management Government Fund	35,741
Securities lending income, net of borrower rebates	6,313
Total investment income	1,498,916
Expenses:

Investment advisory fee	216,081
Administration fee	66,487
Custody and accounting fee	23,164
Services to shareholders	8,559
Reports to shareholders and shareholder meeting expenses	26,967
Directors’ fees and expenses	46,255
Legal fees	59,035
Audit and tax fees	27,512
NYSE listing fee	11,771
Insurance	3,728
Miscellaneous	16,840
Total expenses before expense reductions	506,399
Expense reductions	(33,244)
Total expenses after expense reductions	473,155
Net investment income	1,025,761

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	887,040
Foreign currency	27,676
Net realized gain (loss)	914,716
Change in net unrealized appreciation (depreciation) on:

Investments	6,797,665
Foreign currency	(5,636)
Change in net unrealized appreciation (depreciation)	6,792,029
Net gain (loss)	7,706,745
Net increase (decrease) in net assets resulting from operations	$8,732,506

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	17

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022

Operations:

Net investment income (loss)	$1,025,761	$1,083,807
Net realized gain (loss)	914,716	(1,474,152)
Change in net unrealized appreciation (depreciation)	6,792,029	(15,164,750)
Net increase (decrease) in net assets resulting from operations	8,732,506	(15,555,095)
Distributions to shareholders	(224,231)	(6,066,503)
Fund share transactions:

Net proceeds from reinvestment of distributions	272,836	4,085,740
Shares repurchased	(527,925)	(2,755,470)
Net increase (decrease) in net assets from Fund share transactions	(255,089)	1,330,270
Total increase (decrease) in net assets	8,253,186	(20,291,328)
Net assets at beginning of period	60,817,668	81,108,996

Net assets at end of period	$69,070,854	$60,817,668

Other Information
Shares outstanding at beginning of period	6,902,996	6,788,192
Shares issued from reinvestment of distributions	32,196	464,944
Shares repurchased	(63,060)	(350,140)

Shares outstanding at end of period	6,872,132	6,902,996

The accompanying notes are an integral part of the financial statements.

18	|	The European Equity Fund, Inc.

Financial Highlights

	Six Months Ended 6/30/23		Years Ended December 31,
	(Unaudited)		2022	2021	2020	2019	2018

Per Share Operating Performance
Net asset value, beginning of period	$8.81		$11.95	$12.09	$10.73	$9.04	$10.97
Income (loss) from investment operations:

Net investment income (loss)[a]	.15		.16	.15	.10	.15	.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.12		(2.40)	1.11	1.38	2.03	(1.98)
Total from investment operations	1.27		(2.24)	1.26	1.48	2.18	(1.90)
Less distributions from:

Net investment income	(.03)		(.29)	(.11)	(.13)	(.13)	(.07)
Net realized gains	—		(.58)	(1.39)	(.07)	(.39)	—
Total distributions	(.03)		(.87)	(1.50)	(.20)	(.52)	(.07)
Dilution in net asset value from dividend reinvestment	(.01)		(.10)	—	(.01)	(.01)	—
Increase resulting from share repurchases	.01		.07	.10	.09	.04	.04
Net asset value, end of period	$10.05		$8.81	$11.95	$12.09	$10.73	$9.04
Market value, end of period	$8.61		$7.50	$10.37	$10.40	$9.38	$7.73

Total Investment Return for the Period[b]
Based upon market value (%)	15.24	**	(19.12)	15.23	13.28	28.29	(21.02)
Based upon net asset value (%)	14.52	[c]**	(17.55)[c]	14.22	15.12	25.48	(16.90)[c]

Ratios to Average Net Assets
Total expenses before expense reductions (%)	1.52	*	1.57	1.28	1.30	1.33	1.38
Total expenses after expense reductions (%)	1.42	*	1.47	1.28	1.30	1.33	1.28
Net investment income (%)	1.53	**	1.66	1.16	.93	1.51	.75
Portfolio turnover (%)	7	**	25	57	25	60	58
Net assets at end of period ($ thousands)	69,071		60,818	81,109	87,186	81,254	70,177

[a]	Based on average shares outstanding during the period.
[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized.
**	Not annualized.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the “Fund”) was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

The Fund’s Board has designated DWS International GmbH (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for

20	|	The European Equity Fund, Inc.

which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co. served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as lending

The European Equity Fund, Inc.	|	21

agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2023.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on

22	|	The European Equity Fund, Inc.

investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2023, the exchange rate was EUR €1.00 to USD $1.09.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2022, the Fund had a net tax basis capital loss carryforward of approximately $1,612,000, which may be applied against realized net taxable capital gains indefinitely.

At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $61,530,864. The net unrealized appreciation for all investments based on tax cost was $7,075,919. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $14,917,664 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $7,841,745.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally

The European Equity Fund, Inc.	|	23

accepted in the United States of America. These differences primarily relate to restructuring of certain securities. The Fund may utilize a portion of the proceeds from capital share repurchases as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH (“DWSI”). The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWSI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWSI, DWSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWSI with a fee, computed weekly and payable monthly, at the annual rate of 0.65% of the Fund’s average weekly net assets up to and including $100 million, and 0.60% of such assets in excess of $100 million. In addition, DWSI has agreed to implement a temporary partial fee waiver. Effective January 1, 2022, the fee payable by the Fund to DWSI was reduced by 10 basis points for a one year period and this temporary partial fee waiver was subsequently extended through December 31, 2023.

Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Advisory Agreement aggregated $216,081, of which $33,244 was waived resulting in an annualized rate of 0.55% of the Fund’s average weekly net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent and

24	|	The European Equity Fund, Inc.

dividend-paying agent functions to SS&C. DSC compensates SS&C out of the fee it receives from the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $5,962, of which $962 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $6,091, of which all is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2023, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2023 were $4,497,010 and $5,208,239, respectively.

E. Capital

During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund purchased 63,060 and 350,140 of its shares of common stock on the open market at a total cost of $527,925 and $2,755,470 ($8.37 and $7.87 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.65% and 14.32%, respectively.

The European Equity Fund, Inc.	|	25

During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund issued for dividend reinvestment 32,196 and 464,944 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 13.00% and 14.75%, respectively.

F. Share Repurchases

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 700,849 shares during the period from August 1, 2021 through July 31, 2022. The Fund repurchased 367,700 shares between August 1, 2021 and July 31, 2022. On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 708,104 shares during the period from August 1, 2022 through July 31, 2023. The Fund repurchased 214,800 shares between August 1, 2022 and June 30, 2023. On July 28, 2023, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 687,213 shares during the period from August 1, 2023 through July 31, 2024.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2023, there were two shareholders that held approximately 28% and 10%, respectively, of the outstanding shares of the Fund.

26	|	The European Equity Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc. was held on June 22, 2023. At the close of business on April 28, 2023, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 6,902,230 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 5,524,895 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect two (2) Class III Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Wolfgang Leoni	5,402,642	122,253
Mr. Bernhard Koepp	5,385,568	139,327

The other Directors of the Fund whose terms continued after the Meeting are Mr. Walter C. Dostmann, Ms. Fiona Flannery, Dr. Holger Hatje, Dr. Christopher Pleister, Ms. Hepsen Uzcan and Mr. Christian M. Zügel.

2.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2023.

Number of Votes
For	Against	Abstain
5,410,635	80,741	33,519

3.	To approve a stockholder proposal asking the Fund to take steps to reduce the ownership threshold required for stockholders to call a special meeting of stockholders.

Number of Votes
For	Against	Abstain
1,435,637	2,581,713	189,037

The European Equity Fund, Inc.	|	27

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	SS&C GIDS, Inc. 333 W. 11th Street Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 437-6269
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 437-6269
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

28	|	The European Equity Fund, Inc.

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-437-6269

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

The European Equity Fund, Inc.	|	29

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-437-6269 for shareholder reports.

EEA-3

(R-028303-11 8/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	22,160	$ 8.19	22,160	534,204
February 1 through February 29	6,600	$ 8.60	6,600	527,604
March 1 through March 31	3,500	$ 8.25	3,500	524,104
April 1 through April 30	702	$ 8.44	702	523,402
May 1 through May 31	11,298	$ 8.50	11,298	512,104
June 1 through June 30	18,800	$ 8.45	18,800	493,304

Total	63,060	$ 8.37	63,060

On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 708,104 shares during the period from August 1, 2022 through July 31, 2023. The Fund repurchased 214,800 shares between August 1, 2022 and June 30, 2023.

On July 28, 2023, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 687,213 shares during the period from August 1, 2023 through July 31, 2024.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/29/2023